Exhibit 10.21

                                                                       EXECUTION

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                          REGISTRATION RIGHTS AGREEMENT

                                  by and among

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.,

                          U S WEST CAPITAL CORPORATION

                                       and

                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.

                               Dated May 13, 1994

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                          REGISTRATION RIGHTS AGREEMENT

            Registration Rights Agreement, dated May 13, 1994 (this "Agreement"), by and among Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), U S WEST Capital Corporation, a Colorado corporation ("USWCC"), and Fund American Enterprises Holdings, Inc., a Delaware corporation ("FFC").

                              W I T N E S S E T H:

            WHEREAS, USWCC, U S WEST, Inc., a Colorado corporation ("USW"), FFC and the Company are parties to a Securities Purchase Agreement, dated April 10, 1994, as amended on May 6, 1994 (as so amended, the "Securities Purchase Agreement"), pursuant to which FFC purchased from USWCC 2,000,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), and will, subject to the terms and conditions in the Securities Purchase Agreement, purchase (a) from USWCC (i) an option to purchase 666,667 shares of Common Stock from USWCC (the "Five-Year Options") and (ii) an option to purchase 1,893,940 shares of Common Stock from USWCC (the "Ten-Year Options" and, collectively with the Five-Year Options, the "USWCC Options"), (b) from U S WEST newly issued shares of Series B Cumulative Redeemable Preferred Stock, par value $1.00 per share, of USW (the "USW Preferred Stock") and (c) from the Company, 2,000,000 shares of Series A Convertible Redeemable Preferred Stock, par value $.01 per share, of the Company (the "FSAH Preferred Stock); and

            WHEREAS, USWCC, FFC and the Company wish to agree upon the manner in which the Company shall provide registration rights to USWCC and FFC for their respective Registrable Securities (as defined below).

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto hereby agree as follows:

            1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

            Business Day: Any day on which commercial banks are open for business in New York, New York.

            Demand Registration: See Section 2 hereof.

            Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            FSAH Preferred Shares: The shares of Common Stock, if any, issued upon the Conversion of the FSAH Preferred Stock.

            Holders: USWCC and FFC.


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            IPO Shares: The shares of Common Stock purchased by FFC from USWCC pursuant to the Securities Purchase Agreement at the First Closing (as defined in the Securities Purchase Agreement).

            Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof or other entity.

            Piggyback Registration: See Section 3 hereof.

            Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

            Registrable Securities: With respect to FFC, the IPO Shares, the USWCC Option Shares, the FSAH Preferred Shares, any other shares of Common Stock that may be purchased by FFC from USWCC or the Company, and any securities of the Company that may be issued or distributed with respect to, or in exchange for, any of the foregoing, pursuant to a stock dividend or distribution, stock split, merger, consolidation, reorganization, recapitalization, reclassification or otherwise; provided, however, that in the case of the USWCC Option Shares and the FSAH Preferred Shares, FFC must have exercised the relevant security on or prior to the effective date of the Registration Statement pursuant to which the Registrable Securities are to be sold. With respect to USWCC, any shares of Common Stock beneficially owned by USWCC on the date hereof.

            Registration Expenses: See Section 6 hereof.

            Registration Statement: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

            SEC: The Securities and Exchange Commission.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

            USWCC Option Shares: The shares of Common Stock, if any, received by FFC upon exercise of the USWCC Options.


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            2. Demand Registration.

            (a) Except as provided herein and subject to Section 2(c)(ii) hereof, following the initial registration of any of the Common Stock under the Securities Act, any Holder (a "Requesting Holder") may, at any time thereafter, make a written request to the Company with a copy to the other Holder for registration under the Securities Act of all or part of the Registrable Securities it then owns (a "Demand Registration"). Any such request by the Requesting Holder shall specify the aggregate amount of Registrable Securities to be registered and shall also specify the intended method of disposition thereof. Within five Business Days after receipt of such registration request, the Company shall serve written notice to the other Holder of such registration request, and shall commence the preparation of the registration of the Registrable Securities. The Company shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 Business Days after the date of the Company's notice; provided, however, that the Company may, upon notice to each Requesting Holder, delay the effectuation of such Demand Registration for a reasonable period of time, but not more than 90 days after receipt of the request for such Demand Registration, (x) as is necessary to prepare audited financial statements of the Company for its most recently completed fiscal year or other audited financial statements reasonably required in the Registration Statement, or (y) if the Company would be required to divulge in such Registration Statement the existence of any fact relating to a proposed acquisition, financing or other material corporate development not otherwise required to be disclosed and the Board of Directors of the Company shall have in good faith determined that such disclosure would be materially adverse to the Company. Such notice of delay shall explain, in reasonable detail, the reasons for such delay. If the Company shall so delay the effectuation of the Demand Registration, each Requesting Holder may, within 30 days after receipt of the notice of delay, notify the Company that it is withdrawing its request for registration and, with respect to such Holder, such Demand Registration shall be deemed to be withdrawn and such request shall be deemed not to have been exercised for purposes hereof. In addition, if any such Holder so notifies the Company of its determination to withdraw its request for registration and, within the 60 days immediately following the 90-day deferral period, makes a written request to the Company for registration of the same class of Registrable Securities that were subject to the registration withdrawn pursuant to the preceding sentence, the Company shall have no right to defer such registration pursuant to this paragraph (a).

            (b) Except as provided by Section 2(d) below and subject to the hold-back restrictions set forth in Section 4 hereof, each Holder shall be entitled to four Demand Registrations; provided, however, that only one Demand Registration may be declared by each Holder in any three month period.

            (c) (i) The offering of Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering if requested by the Requesting Holder. If the managing underwriter or underwriters unanimously determine in good faith that the total amount of Registrable Securities proposed to be included in such offering is such as to materially adversely affect the success of such offering, then the amount of Registrable Securities shall be reduced or limited pro rata among the Requesting Holder and the Participating Holder (as defined in Section 3(a)) in proportion to the amount of Registrable Securities sought to be registered by each, to


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the extent necessary to reduce the total amount of Registrable Securities to be included in such offering to the amount that, in the reasonable opinion of such managing underwriter or underwriters, can be sold without materially adversely affecting the success of such offering; provided, however, that if USWCC is the Requesting Holder, the Participating Holders' shares of Registrable Securities shall be reduced to zero before any reduction in the number of shares of Common Stock to be sold by USWCC.

            (ii) Notwithstanding anything contained in this Section 2, the Company shall not be obligated to comply with a Demand Registration if such registration, in the reasonable judgment of the Company after consultation with a rating agency (then rating the Company or its Subsidiaries (as defined in the Securities Purchase Agreement)) or a regulatory authority (having jurisdiction over the Company or its Subsidiaries), as the case may be, such registration would (x) impair the claims-paying ability or financial strength rating of the Company or its Subsidiaries (including resulting in a downgrading of such rating) or (y) materially increase any capital charge or capital cost of the Company or its Subsidiaries, or if such regulatory authority otherwise objects to such offering.

            (d) If (i) more than one-third of the Requesting Holder's Registrable Securities sought to be registered in any Demand Registration is not included in such registration pursuant to Section 2(c)(i), (ii) a Demand Registration is delayed pursuant to Section 2(a) hereof and is not effective or otherwise is not effective within 180 days after the Requesting Holder's demand for registration, (iii) if such registration, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court by reason of an act or omission by the Company or any of its Subsidiaries or (iv) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission by the Company or any of its Subsidiaries (other than by reason of facts or circumstances not within the control of the Company or any such Subsidiary), then in each such case such Demand Registration shall not be counted for purposes of calculating the number of demand rights exercised by the Requesting Holder in Section 2(b).

            (e) Nothing in this Section 2 or in Section 3 hereof shall create any right in the Holder to require the Company to register any securities other than Registrable Securities under the Securities Act.

            3. Piggyback Registration.

            (a) If the Company at any time proposes to register securities of a class of Registrable Securities on its own behalf or on behalf of any holder of Registrable Securities of such class under the Securities Act (other than a registration effected solely to implement an employee benefit plan, a transaction to which Rule 145 promulgated under the Securities Act is applicable, or a transaction eligible to be registered on Form S-4 or any successor form), the Company shall give written notice each such time to each Holder of its intention to do so (which notice shall include the anticipated filing date of the Registration Statement and the amount of Registrable Securities of such class proposed to be included in the Registration Statement). Upon the written request of any Holder (a "Participating Holder") given within 15 Business Days after receipt of any such notice by such


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Holder (stating the amount of Registrable Securities of such class to be disposed of by the Participating Holder and the intended method of disposition), the Company shall include the Registrable Securities intended to be disposed of in a registration. statement under the Securities Act so as to permit disposition (in accordance with the reasonable methods in said request) by the Participating Holder of the Registrable Securities so registered (a "Piggyback Registration").

            (b) Notwithstanding any provision of this Section 3, if the registration of which the Company gives notice pursuant to Section 3(a) is for an Underwritten offering and the managing underwriter or underwriters determine in good faith that the total amount of Registrable Securities proposed to be included in such offering is such as to materially adversely affect the success of such offering, then the priority for inclusion of Registrable Securities shall be as follows: (1) if such Registration is or includes a primary registration, (x) first, securities of the Company proposed to be included in such Registration and (y) second, Registrable Securities requested to be included in such registration by USWCC and (z) third, Registrable Securities requested to be included in such Registration by FFC or (2) if such Registration is exclusively a secondary registration, then the priority for inclusion of Registrable Securities shall be in accordance with Section 2(c)(i).

            (c) If the Participating Holder elects not to participate in any underwriting in which it had previously requested the registration described in
Section 3(a), the Participating Holder may elect to withdraw therefrom by delivering written notice to the Company and the managing underwriter or underwriters, if any, 30 days prior to the planned effective date of such Registration.

            4. Hold-Back Agreements- Press Releases.

            (a) The Requesting or Participating Holder, whose Registrable Securities is covered by a Registration Statement filed pursuant to Section 2 or 3 hereof, agrees not to effect any public sale or distribution of securities of the Company, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 30-day period prior to, other than a sale made in connection with a Piggyback Registration under Section 3, and during the 180-day period beginning on, the closing date of each Underwritten Offering made pursuant to such Registration Statement, unless the managing underwriter or underwriters agree in writing to waive or shorten any such period for all sellers of Common Stock. This provision shall not apply to the Requesting or Participating Holder if there is a public sale or distribution of securities of the Company subsequent to such holding period or if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that the Requesting or Participating Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of securities commencing on the date of such offering unless the Requesting or Participating Holder has provided 180 days prior written notice of such sale or distribution to the managing underwriter or underwriters (or such lesser number of days as then remains in the 180-day period commencing on the closing date of such offering). The Company agrees to be bound by the foregoing hold-back agreement and to cause each person to which it grants registration rights to be so bound, to the same extent as the Requesting or Participating Holder.

            (b) Before any Holder shall disseminate or announce publicly any information concerning a proposed offering pursuant to Section 2 or 3 hereof that is intended for or may result in


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public knowledge thereof, such Holder shall so advise the Company and shall not disseminate or announce publicly such information without the Company's consent, unless such information is otherwise publicly available or the dissemination thereof is required by applicable law.

            5. Registration Procedures. In connection with the Company's Demand Registration or Piggyback Registration obligations pursuant to Sections 2 and 3 hereof, the Company will use its reasonable efforts to effect such Demand Registration or Piggyback Registration to permit the sale of Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will:

            (a) prepare and file with the SEC, as soon as practicable after receipt of the registration request referred to in Section 2 or 3 hereof, and use its best efforts to have declared effective, a Registration Statement relating to the Demand Registration or Piggyback Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements (including, if applicable, financial statements of any subsidiary of the Company that shall have guaranteed any indebtedness of the Company) required by the SEC to be filed therewith, and cooperate and assist in any filings required to be made with any national stock exchange or national computerized market system on which the Common Stock is to be listed or quoted; provided, however, that, before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to each Requesting and Participating Holder and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the reasonable review of each such Holder and the managing underwriter or underwriters, if any, and the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the managing underwriter or underwriters, if any, or any such Holder shall reasonably object in writing;

            (b) cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act and comply with the provisions of the Securities Act with respect to the disposition of all Common Stock covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holder set forth in such Registration Statement or supplement to the Prospectus; provided, however, that any actions taken by the Company in good faith and for valid business reasons, including, without limitation, the acquisition or divestiture of assets, shall not violate the foregoing so long as the Company promptly thereafter complies with the requirements of Section 5(k) hereof, if applicable;

            (c) notify each Requesting and Participating Holder and the managing underwriter or underwriters, if any, and (if requested by any such Person) confirm such notice in writing: (1) when the Registration Statement or any amendment thereto or the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any posteffective amendment, when the same has become effective, and to furnish each such Holder and underwriter with copies thereof, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order or similar order suspending the effectiveness of the


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Registration Statement or the use of any preliminary Prospectus or Prospectus or the initiation or threatening of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by Section 5(1) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (6) of the happening of any event that makes any statement made in the Registration Statement, the Prospectus, or any document incorporated therein by reference untrue or that requires the making of any changes in the Registration Statement, the Prospectus, or any document incorporated therein by reference in order to make the statements therein not misleading;

            (d) make every reasonable effort to obtain the withdrawal of any stop order or other order suspending the effectiveness of the Registration Statement or the use of any preliminary Prospectus or Prospectus, at the earliest possible moment;

            (e) if requested by any Requesting or Participating Holder or the managing underwriter or underwriters, if any, incorporate in a Prospectus supplement or post-effective amendment such information as such Holder or the managing underwriter or underwriters, if any, reasonably agree should be included therein relating to the underwriters, if any, in connection with the offering and sale of the Common Stock covered by the Prospectus or any amendment or supplement thereto;

            (f) furnish to each Requesting and Participating Holder and each managing underwriter or underwriters, if any, without charge, at least one executed copy and as many conformed copies as they may reasonably request of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

            (g) deliver to each Requesting and Participating Holder and the managing underwriter or underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; it being understood and agreed that the Company consents to the use of the Prospectus or any amendment or supplement thereto by each such Holder and the managing underwriter or and delivery of certificates representing the Registrable Securities covered by a Registration Statement to be sold; and (2) enable the Registrable Securities covered by a Registration Statement to be in such denominations and registered in such names as the managing underwriter or underwriters may request at least two Business Days prior to any sale of such Registrable Securities to the underwriters;

            (h) prior to any public offering of Registrable Securities covered by a Registration Statement, use its best efforts to register or qualify, and cooperate with each Requesting and Participating Holder, the managing underwriter or underwriters, if any, and respective counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Holder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement;


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provided, however, that the Company shall not be required: (1) to qualify generally to do business in any jurisdiction where it is not then so qualified or (2) to take any action that would subject it to general service process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

            (i) (1) cooperate with each Requesting and Participating Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation of plan of distribution with respect to the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any actions in this Section 5(e) that are not, in the written opinion of counsel for the Company delivered to such Holders, in compliance with applicable law;

            (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each Requesting and Participating Holder or the managing underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities; provided, however, that the Company shall not be required to register the Registrable Securities covered by a Registration Statement in any jurisdiction where such registration would subject the Company to general service of process where it is not then so subject, or subject the Company to any tax in any such jurisdiction where it is not then so subject;

            (k) upon the occurrence of any event contemplated by Section 5(c)(6) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as hereafter delivered to the purchasers of the Registrable Securities covered by a Registration Statement, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

            (l) enter into such customary agreements (including an underwriting agreement) on terms reasonably acceptable to the Company and use its best efforts to take all such other actions in order to facilitate the disposition of the Registrable Securities covered by the Registration Statement and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration: (1) make such representations and warranties to each Requesting and Participating Holder and the managing underwriter or underwriters, if any, in form, substance and scope, as are customarily made by issuers to underwriters in similar underwritten offerings; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and not objected to by any Requesting or Participating Holder) addressed to each Requesting and Participating Holder and the managing underwriter or underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by any such Holder and the underwriters; (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to each Requesting and Participating Holder and the managing underwriter or underwriters, if any, such letters to be in customary form


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and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with primary underwritten offerings; (4) if an underwriting agreement is entered into, the same shall set forth certain indemnification provisions and procedures with respect to all parties to be indemnified pursuant thereto, which provisions and procedures shall be normal and customary in the investment banking and/or financial services industry; and
(5) deliver such documents and certificates as may be reasonably requested by any Requesting or Participating Holder and the managing underwriter or underwriters, if any, to evidence compliance with Section 5(k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. Each of the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

            (m) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to holders of Common Stock covered by a Registration Statement, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year): (1) commencing at the end of any fiscal quarter in which Common Stock covered by a Registration Statement is sold to underwriters in a firm or best efforts underwritten offering, or (2) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

            The Company may require each Requesting and Participating Holder to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing, and the Company may exclude from the registration the Registrable Securities of any such Holder if it fails to furnish such information within a reasonable time after receiving such request.

            Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(3), 5(c)(5), or 5(c)(6) hereof, such Holder shall forthwith discontinue disposition of Registrable Securities until such Holder receives copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

            6. Registration Expenses.

            (a) Except as set forth in Section 6(c), all expenses incident to the Company's performance of or compliance with this Agreement pursuant to any Piggyback Registration, including, without limitation all: (1) registration and filing fees, including fees and expenses associated with filings required to be made with a national securities exchange or national computerized market system,
(2) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for underwriters in connection with


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blue sky qualifications of the Common Stock covered by the Registration
Statement and determination of eligibility for investment under the laws of such jurisdictions designated by the managing underwriter or underwriters, if any),
(3) printing expenses (including expenses of printing certificates for the Common Stock covered by the Registration Statement in a form eligible for deposit with Depositary Trust Company and of printing prospectuses), (4) fees and disbursements of counsel for the Company, of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and of all underwriters, and (5) fees and expenses of other Persons retained by the Company shall be borne by the Company, regardless of whether the Registration Statement becomes effective. In addition to the expenses set forth in Section 6(c) which are to be borne individually, all expenses incident to the Company's performance of or compliance with this Agreement pursuant to any Demand Registration including, without limitation, the expenses described in the first sentence of 6(a) (other than the fees and disbursements independent certified public accountants of this Section of all the Company, which shall be born by the Company) shall be borne by the Holders pro rata in proportion to the amount of Registrable Securities sold by each if the Registration Statement becomes effective or proposed to be sold by each if the Registration Statement does not become effective.

            (b) The Company shall, under either a Piggyback or Demand Registration, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees, and the fees and expenses of any Person (other than legal counsel), including special experts, retained by the Company.

            (c) Each Requesting or Participating Holder shall bear the following expenses in connection with any Demand or Piggyback Registration, regardless of whether the Registration Statement becomes effective: (1) all discounts, commissions, or fees of underwriters, selling brokers, dealer managers, or similar securities industry professionals relating to the distribution of the Common Stock of such Holder, (2) all legal and accounting fees and expenses of such Holder and (3) all taxes of such Holder.

            7. Indemnification.

            (a) Indemnification by Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Requesting and Participating Holder, its officers, directors, and employees, and each Person who controls any such Holder (within the meaning of Section 15 of the Securities
Act), from and against all losses, claims, damages, liabilities, and reasonable expenses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company in writing by such Holder or any other holder of Common Stock expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, or expense of such Holder arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission


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

made in any such preliminary Prospectus, if: (1) such Holder or its agents failed to deliver a copy of the Prospectus to the Person asserting such loss, claim, damage, liability, or expense after the Company had furnished such Holder with a sufficient number of copies of the same, and (2) the Prospectus corrected such untrue statement or omission; and provided further that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the Prospectus and such Holder or its agents thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Common Stock covered by a Registration Statement to the Person asserting such loss, claim, damage, liability, or expense after the Company had furnished such Holder with a sufficient number of copies thereof in a manner and at a time sufficient to permit delivery of the same. The Company will also indemnify underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution, their officers and directors, and each Person who controls such Persons (within the meaning of Section 15 of the Securities
Act), to the same extent as provided above with respect to the indemnification of the Requesting and Participating Holders, if requested.

            (b) Indemnification by Holders. In connection with each Demand and Piggyback Registration hereunder, each Requesting and Participating Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus, and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its officers, directors, and employees, and each Person who directly or indirectly controls the Company (within the meaning of Section 15 of the Securities Act), from and against any losses, claims, damages, liabilities, and reasonable expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished by such Holder to the Company specifically for inclusion in such Registration Statement or Prospectus. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

            (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall: (1) give prompt written notice to the indemnifying party of any written claim with respect to which it seeks indemnification, and (2) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless: (x) the indemnifying party has agreed in writing to pay such fees or expenses, or (y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (z) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party based on written advise of counsel will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (together with appropriate local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based upon written advice of counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

            (d) Contribution. If for any reason the indemnification provided for in the preceding Sections 7(a) and 7(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding Sections 7(a) and 7(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            8. Participation in Underwritten Registrations.

            (a) If any of the Common Stock covered by a Registration Statement is to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Requesting Holder in a Demand Registration or otherwise by the Company.

            (b) No Person may participate in any underwritten registration hereunder unless such Person: (1) agrees to sell such Person's Common Stock on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (2) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements. Nothing in this Section 8 shall be construed to create any additional rights regarding the registration of Common Stock in any Person otherwise than as set forth herein.

            9. Termination. The rights and performance of all the obligations under this Agreement shall automatically terminate upon the earlier to occur of
(1) the sale of all Registrable Securities by the Holders, and (2) the tenth anniversary of the date hereof.

            10. Miscellaneous.

            (a) Amendments and Waivers. This Agreement may be amended or modified at any time upon the agreement of both Shareholders by an instrument in writing executed by each such party. In addition, any party may, at its option, by an instrument in writing, waive or extend the time for the fulfillment of any condition herein contained to be fulfilled for the benefit of such party. Waiver by any party of any breach or failure to comply with any provision of this Agreement by another party shall not be construed as, or constitute, a continuing waiver of such provisions, or a waiver of any other breach of or failure to comply with any other provisions of this Agreement.

            (b) Secretary to Retain Copy. A copy of this Agreement, including all Exhibits hereto, shall be filed with the Secretary of the Company and the Secretary shall make it available to any Holder requesting it at all reasonable times during normal business hours.

            (c) Enforcement. Each party hereto hereby agrees that the remedy at law for any breach of this Agreement is inadequate and that should any dispute arise concerning the sale or disposition of any Shares or the voting thereof or any other matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and nonexclusive, and shall be in addition to any other remedies which the parties hereto may have.

            (d) Arbitration. Any controversy arising under, out of, in connection with, or relating to, this Agreement, and any amendment hereof, or the breach hereof, shall be determined and settled by arbitration in New York, New York, by a person or persons mutually agreed upon, or in the event of a disagreement as to the selection of the arbitrator or arbitrators, in accordance with the rules of the American Arbitration Association. Any award rendered therein shall specify the findings of fact of the arbitrator or arbitrators and the reasons for such award, with the reference to and reliance on relevant law. Any such award shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court having jurisdiction thereof.

            (e) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law. Subject to the preceding sentence, this Agreement will be binding upon, and will inure to the benefit of and be enforceable by, the parties and their respective successors and assigns.

            (f) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

             (i) If to USWCC:
                 U S WEST Capital Corporation
                 c/o U S WEST, Inc.
                 7800 East Orchard Road
                 Englewood, Colorado 80111-2526
                 Attention: General Counsel
                 Telecopy: (303) 793-6294

                 With a copy to:

                 Weil, Gotshal & Manges
                 767 Fifth Avenue
                 New York, New York 10153
                 Attn: Dennis J. Block, Esq.
                 Telecopy: (212) 310-8007

             (ii) If to FFC:

                  Fund American Enterprises Holdings, Inc.
                  The 1820 House
                  Main Street
                  Norwich, Vermont 05055
                  Attention: Chief Financial Officer
                  Telecopy No.: (802) 649-2240

                  With a copy to:

                  Dewey Ballantine
                  1301 Avenue of the Americas
                  New York, NY 10019
                  Attention: William W. Rosenblatt, Esq.
                  Telecopy No.: (212) 259-6333

             (iii) If to the Company:

                  Financial Security Assurance Holdings Ltd.
                  350 Park Avenue
                  New York, New York 10022
                  Attention: General Counsel
                  Telecopy: (212) 339-3529

                  With a copy to:

                  Rogers & Wells
                  200 Park Avenue
                  New York, New York 10166
                  Attention: Frederick B. Utley, III, Esq.
                  Telecopy: (212) 878-8375

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day if timely delivered to a courier guaranteeing overnight delivery.

            (g) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter; provided, however, that the right of FFC to register and sell any Registrable Securities hereunder shall be subject, after the execution and delivery thereof, to the terms of the Shareholders' Agreement, dated the Second Closing Date (as such term is defined in the Securities Purchase Agreement), by and among USWCC, FFC and the Company.

            (h) Governing-Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflicts of law to the extent the application of the laws of another jurisdiction would be required thereby).

            (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any of the terms or provisions hereof.

            (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement.

            (k) Severabilitv. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                        FINANCIAL SECURITY ASSURANCE
                                          HOLDINGS LTD.

                                        By: /s/ Robert P. Cochran
                                           -------------------------------------
                                        Name:  Robert P. Cochran
                                        Title.  President


                                        U S WEST CAPITAL CORPORATION

                                        By: /s/ Richard A. Post
                                           -------------------------------------
                                        Name:  Richard A. Post
                                        Title.  President

                                        FUND AMERICAN ENTERPRISES HOLDINGS, INC.

                                        By: /s/  Allan L. Waters
                                           -------------------------------------
                                        Name:  Allan L. Waters
                                        Title:  Senior Vice President and Chief
                                                Financial Officer